UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 17, 2006
Max & Erma’s Restaurants, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-11514	31-1041397
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)
4849 Evanswood Drive
Columbus, OH 43229
(614) 431-5800
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On October 17, 2006, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Max & Erma’s Restaurants, Inc. (the “Company”) adopted the Company’s Fiscal 2007 Executive Compensation Program (the “Program”). The material terms of the Program are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     On October 17, 2006, the Company’s Board of Directors approved the Board of Directors’ fees effective beginning with fiscal 2007. The schedule of director fees is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Description of the Material Terms of Max & Erma’s Restaurants, Inc.’s Fiscal 2007 Executive Compensation Program.

10.2	Schedule of Director Fees.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max & Erma’s Restaurants, Inc.
Date: October 23, 2006	By:	/s/ William C. Niegsch, Jr.
William C. Niegsch, Jr., Executive
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Description of the Material Terms of Max & Erma’s Restaurants, Inc.’s Fiscal 2007 Executive Compensation Program.

10.2	Schedule of Director Fees.